Exhibit 32.1


                   Suncrest Global Energy Corp.

                 CERTIFICATION OF PERIODIC REPORT
                 --------------------------------
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Suncrest Global Energy Corp. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

..     the annual report on Form 10-KSB of the Company for the year ended June
      30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     /s/ John W. Peters
Date:  September 23, 2004            ____________________________________
                                     John W. Peters
                                     Principal Executive Officer
                                     Principal Financial Officer